Supplement, dated April 2, 1998, to the prospectus, dated May 1, 1997, of
                  Seligman Portfolios, Inc. (the "Fund")


      The following supersedes the related information set forth in the Fund's prospectus.

      On March 30, 1998, AMP Limited, an Australian life insurance and financial services company, acquired control of Henderson plc pursuant to a cash offer. Henderson plc is the indirect owner of 50% of Seligman Henderson Co., the Subadviser to the Seligman Henderson Portfolios of the Fund. As a result of this acquisition, the subadvisory agreements between the Manager and Seligman Henderson Co. relating to the Fund terminated automatically in accordance with their terms. Pursuant to an order issued by the Securities and Exchange Commission, and with the approval of the Fund's Board of Directors, the Manager has entered into new subadvisory agreements with Seligman Henderson Co. with respect to the Seligman Henderson Portfolios of the Fund. The new subadvisory advisory agreements are identical in all respects to the previous agreements except for their commencement and termination dates. A meeting of shareholders of the Seligman Henderson Portfolios of the Fund is exepcted to be held on June 30, 1998 to vote on the new subadvisory agreements.


SUPP3-4/98